EXHIBIT 99.5

Ref. No.  35125

Swap Documentation                                                 March 2, 1999
SMS STUDENT LOAN TRUST 1999-A                                          Pages:  7
c/o The First National Bank of Chicago
One First National Plaza
Suite 0126
Chicago, Ill, 60670
Fax:  (312) 407-1708
cc:   (212) 373-1382
Attention: Corporate Trust Services

From:   GENERAL RE FINANCIAL PRODUCTS CORPORATION
Swap Documentation: Jeffrey Struckhoff  Phone: (212) 541-2522
Swap Transaction Ref. No. 35125

      The purpose of this communication is to set forth the terms and conditions of the Swap Transaction or the Transaction (Swap Transaction and Transaction are collectively referred to herein as "Transaction") guaranteed by General Re Corporation, entered into between GENERAL RE FINANCIAL PRODUCTS CORPORATION ("Party A") and SMS STUDENT LOAN TRUST 1999-A ("Party B") on the Trade Date specified below. This communication will constitute, as applicable, a "Confirmation" as referred to in either the ISDA Master Agreement or the master agreement entered into by the parties hereto prior to or on the date hereof (the "Agreement").

      The definitions and provisions contained in the 1991 ISDA Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated herein. In the event that Party A and the Party B have entered into an Agreement effective on or prior to the date hereof, this Confirmation supplements, forms part of and is subject to such Agreement. In the event that Party A and the Party B have not entered into an Agreement, this Transaction and all other Transactions between the parties hereto are subject to the 1992 Master Agreement (Multicurrency--Cross Border as published by ISDA) (the "ISDA Master Agreement") and the parties hereto agree to negotiate in good faith and enter into an agreement in the form of the ISDA Master Agreement with such modifications as set forth below and as the parties shall in good faith agree. Upon execution and delivery of such an Agreement or an Interest Rate and Currency Exchange Agreement (the "Exchange Agreement") (the Exchange Agreement and the Agreement are collectively referred to as the "ISDA Executed Master Agreement") the terms and conditions of the ISDA Master Agreement will be superseded thereby and this Confirmation will supplement, form a part of and be subject to the terms and conditions of the ISDA Executed Master Agreement.

      All provisions contained in either the ISDA Master Agreement or the Agreement or the ISDA Executed Master Agreement (as the case may be), will govern this Confirmation except as expressly modified below. In the event of any inconsistency among or between the ISDA Master Agreement, the Agreement or the ISDA Executed Master Agreement (as the case may be), the Definitions and this Confirmation, this Confirmation will govern.

Ref. No. 35125

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Notional Amount:                  USD  396,000,000  with  respect  to  the
                                        Initial Calculation Period and, for each
                                        Calculation   Period   thereafter,   the
                                        lesser of (i) the Outstanding  Principal
                                        Amount  for such  Collection  Period and
                                        (ii) the Notional Amount specified for the first day of such Calculation Period in Exhibit A.

                                        Where "Outstanding Principal Amount" for
                                        any   Calculation   Period   means   the
                                        aggregate  principal amount of the Notes
                                        as of the  Payment  Date on  which  such
                                        Calculation   Period   commences  (after
                                        giving effect to the distribution on such date).

      Trade Date:                       2-Mar-1999

      Effective Date:                   11-Mar-1999

                                        Termination Date: The earlier of (i) the
                                        date on which the outstanding  principal
                                        amount of the Notes is  reduced  to zero
                                        (other   than  in   connection   with  a
                                        Redemption Event) and (ii) 28-Apr-2009 subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Amounts I:

      Floating Rate Payer I:            Party B

      Floating Rate Payer I
      Payment Dates:                    Each 28-Jul, 28-Oct, 28-Jan, and 28-Apr,
                                        commencing 28-Jul-1999, to and including
                                        the   Termination   Date,   subject   to
                                        adjustment   in   accordance   with  the
                                        Following Business Day Convention.

Ref. No. 35125

      Floating Rate
      Payer I Initial                   From and  including  11-Mar-1999  to but
      Calculation Period:               excluding 28-Jul-1999

      Floating Rate Payer I
      Floating Rate for
      Initial Calculation
      Period:                           To Be Determined

      Floating Rate Payer I
      Floating Rate Option:             USD  -TBILL  - H.15;  provided  that the
                                        Definitions  shall  be  amended  (a)  by
                                        substituting  Telerate  Page  56 for all
                                        references   to  H.15(519)  and  (b)  by
                                        striking  the  words  "U.S.   Government
                                        Securities/Treasury        Bills/Auction
                                        Average  (Investment)"  and substituting
                                        therefore  the  words "US  Treasury  3MO
                                        T-Bill      Auction      Results/Average
                                        Investment Yield".

      Floating Rate Payer I
      Day Count Fraction:               Actual/365I

      Floating Rate Payer I
      Designated Maturity:              3 Months

      Floating Rate Payer I
      Spread:                           Plus 0.810000%

      Floating Rate Payer I
      Compounding:                      Not applicable

      Method of Averaging:              Weighted Average

      Rate Cut-Off Days:                6 New  York  Banking  Days  prior to the
                                        Floating Rate Payer I Payment Date

      Floating Rate Payer I
      Reset Dates:                      Each New York Business Day

      Business Days:                    New York

      Floating Rate Payer I
      Additional Floating
      Amount: The Net Trust Swap Payment Carryover Shortfall Amount, if any, on the related Payment Date.

Ref. No. 35125

Floating Rate Amounts II:

      Floating Rate Payer II:           Party A

      Floating Rate Payer II
      Payment Dates:                    Each 28-Jul, 28-Oct, 28-Jan, and 28-Apr,
                                        commencing 28-Jul-1999, to and including
                                        the   Termination   Date,   subject   to
                                        adjustment   in   accordance   with  the
                                        Following Business Day Convention

      Floating Rate Payer II
      Initial Calculation               From  and  including  11-Mar-1999 to but
      Period:                           excluding 28-Jul-1999

      Floating Rate Payer II
      Floating Rate for
      Initial Calculation
      Period:                           5.0000%

      Floating Rate Payer II
      Floating Rate Option:             USD - LIBOR  - BBA;  provided  that  the
                                        Floating Rate shall be determined on the day that is two New York and London
                                        Banking Days prior to each Reset Date.

      Floating Rate Payer II
      Day Count Fraction:               Actual/360

      Floating Rate Payer II
      Designated Maturity:              3 Months

      Floating Rate Payer II
      Spread:                           None

      Floating Rate Payer II
      Compounding:                      Not Applicable

      Floating Rate Payer II            The first day of each Calculation Period
      Reset Dates:

      Business Days:                    New York and London

      Floating Rate Payer II
      Additional Floating Amount:       The Net  Trust  Swap  Receipt  Carryover
                                        Shortfall Amount, if any, on the related
                                        Payment Date.

Ref. No. 35125

2.    Party A and Party B each agrees to provide the  following  Credit  Support
      Document:

        Party A: Guarantee delivered by General Re Corporation

        Party B: Not Applicable

3.    Account Details:

        Payments to Party A:

        CHIPS UID No. 303237
        CHASE MANHATTAN BANK - NEW YORK
        Favour: GENERAL RE FINANCIAL PRODUCTS CORPORATION
        Account No. 910-2-639847
        ABA 021000021

        Payments to Party B:

        The First National Bank of Chicago
        Chicago, IL
        ABA:  071-000013
        Clearing Account:  4811-5377
        Credit Trust #:  204590-000
        Attn: Steve Husbands, ____, ref:  SMS Student Trust 99-A

4.    Other Terms:

      (a) Each capitalized term used in this Confirmation and not defined in this Confirmation or the Definitions shall have the meaning assigned in the Agreement.

      (b) In the event this Transaction terminates prior to the payment of the entire Net Trust Swap Payment Carryover Shortfall or Net Trust Swap Receipt Carryover Shortfall, such amount will remain due and payable and shall be paid in accordance with the terms of the Indenture.

      (c) Each party acknowledges and agrees that, except as provided herein, the scheduled Notional Amount may not be adjusted without the prior written consent of the other party. Party B represents, warrants and covenants that so long as no Early Termination Date has occurred or been effectively designated or any amounts remain due and payable to Party A in respect of this Transaction, Party B will not enter into any swap transaction (other than this Transaction) without the prior written consent of Party A.

Ref. No. 35125

      (d)   If either  party  proposes  to amend this  Transaction  pursuant  to
            Section 6.03(e) of the Trust Agreement among USA Group Secondary Market Services, Inc., as depositor, Secondary Market Company, Inc. and The First National Bank of Chicago, as eligible lender trustee, then the parties will negotiate in good faith and reasonably regarding the terms, conditions and documentation relating to an appropriate amendment to this Transaction and an appropriate amendment payment relating thereto. The effectiveness of such amendment will be subject to the conditions that (i) the amendment payment, if any, is made by or to Party B on the proposed effective date of such amendment and (ii) no Event of Default or Termination Event has occurred and is continuing on such proposed effective date. For avoidance of doubt, the parties acknowledge and agree that the amendment payment, if any, will be a payment pursuant to Section 2 of this Transaction for purposes of determining Net Trust Swap Payment or Net Trust Swap Receipt, as applicable.

Ref. No.  35125

Please promptly confirm that the preceding correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                                  Yours sincerely,

                                                  GENERAL RE FINANCIAL
                                                  PRODUCTS CORPORATION

                                                  By:
                                                  _____________________________
                                                  Name:
                                                  Title:

Confirmed as of the date first written:

SMS STUDENT LOAN TRUST 1999-A

By: The First National Bank of Chicago,
not in its individual capacity but solely
as Eligible Lender Trustee

By:      ______________________________
Name:
Title:

Ref. No.  35125

                                    Exhibit A

================================================================================

                Calculation Period
                 Commencement Date                 Notional Amount
                 -----------------                 ---------------
                    11-Mar-99                      396,000,000
                    28-Jul-99                      396,000,000
                    28-Oct-99                      396,000,000
                    28-Jan-00                      396,000,000
                    28-Apr-00                      396,000,000
                    28-Jul-00                      396,000,000
                    28-Oct-00                      396,000,000
                    28-Jan-01                      396,000,000
                    28-Apr-01                      396,000,000
                    28-Jul-01                      381,804,230
                    28-Oct-01                      367,433,929
                    28-Jan-02                      353,268,198
                    28-Apr-02                      339,479,044
                    28-Jul-02                      326,174,173
                    28-Oct-02                      313,140,811
                    28-Jan-03                      300,308,801
                    28-Apr-03                      287,616,202
                    28-Jul-03                      275,096,020
                    28-Oct-03                      262,817,043
                    28-Jan-04                      250,769,901
                    28-Apr-04                      238,944,984
                    28-Jul-04                      227,369,772
                    28-Oct-04                      216,078,675
                    28-Jan-05                      205,030,101
                    28-Apr-05                      194,218,770
                    28-Jul-05                      183,615,844
                    28-Oct-05                      173,212,512
                    28-Jan-06                      163,019,526
                    28-Apr-06                      153,033,805
                    28-Jul-06                      143,243,392
                    28-Oct-06                      133,657,412
                    28-Jan-07                      124,276,937
                    28-Apr-07                      115,114,982
                    28-Jul-07                      106,173,194
                    28-Oct-07                      97,431,696
                    28-Jan-08                      88,906,829
                    28-Apr-08                      80,607,571
                    28-Jul-08                      72,561,065
                    28-Oct-08                      64,803,646
                    28-Jan-09                      57,624,886
                    28-Apr-09                      -

================================================================================